                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  June 23, 1999
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                   0-15190                   13-3159796
      (State or other              (Commission              (I.R.S. Employer
      jurisdiction of              File Number)            Identification No.)
       incorporation)


                         106 CHARLES LINDBERGH BOULEVARD
                               UNIONDALE, NY 11553
                    (Address of principal executive offices)


                                 (516) 222-0023
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

      On June 23, 1999, the Board of Directors of OSI Pharmaceuticals, Inc., a Delaware corporation (the "Company") approved a new shareholders rights plan (the "Preferred Stock Plan"), authorized the redemption of the rights (the "Existing Rights") issued pursuant to the Company's existing shareholders rights plan (the "Existing Rights Plan") subject to certain conditions, and authorized the termination of the Existing Rights Plan following the redemption of the Existing Rights.

      The Preferred Stock Plan is a more traditional form of shareholders rights plan than the Existing Rights Plan, in that it utilizes preferred stock as the security which the rightsholder would acquire upon initial exercise of the rights issued pursuant to it. Because the Existing Rights Plan was adopted before the Company was authorized to issue preferred stock, the Existing Rights Plan provided that a "Unit," comprised of a fractional share of common stock and a corporate note, would be the security which the rightsholder would acquire upon initial exercise of the rights issued pursuant to the Existing Rights Plan. On March 24, 1999, the Company's stockholders approved the amendment of the Company's Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock as the Board of Directors may from time to time determine. As discussed in the Company's 1999 proxy statement, if the stockholders authorized the issuance of preferred stock, the Board of Directors contemplated utilizing a portion of the shares so authorized in connection with the Existing Rights Plan to make it a more traditional plan. The adoption of the Preferred Stock Plan, the redemption of the Existing Rights and the termination of the Existing Rights Plan are intended to accomplish such objective.

      These actions are also designed to ensure that the Company and its stockholders will continue to have the protections offered by a shareholders rights plan without interruption. Rights (the "New Rights") will be issued under the Preferred Stock Plan before the Existing Rights are redeemed and the Existing Rights Plan is terminated. If, prior to the issuance of the New Rights, any person, entity or group of persons or entities ("Person") were to commence or announce the commencement of a tender or exchange offer which would result in such Person becoming an Acquiring Person (as defined in both the Existing Plan and the Preferred Stock Plan), or if any Person were to become an Acquiring Person (each a "Triggering Event"), the Existing Rights, with their "Flip-In" and "Flip-Over" Rights (as described below) would still be outstanding. Additionally, the Preferred Stock Plan provides that holders of the New Rights would be entitled to "Flip-In" and "Flip-Over" Rights even if the New Rights are issued after a Triggering Event, and the New Rights may not be redeemed if a Triggering Event occurs prior to their issuance.

DESCRIPTION OF THE PREFERRED STOCK PLAN

      In connection with the adoption of the Preferred Rights Plan, the Company declared a dividend distribution of one New Rights for each outstanding share of common stock of the Company (the "Common Stock") payable to stockholders of record at the close of business on July 23, 1999. Each New Right entitles the registered holder to purchase from the Company one
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one-thousandth of a share of a newly-created series of preferred stock, par value $0.01 per share (the "Preferred Stock"), at a price of $50.00 (the "Purchase Price"), subject to adjustment. The description and terms of the New Rights are set forth in the form of Preferred Stock Plan (the "Preferred Stock Plan") dated as of June 23, 1999 between the Company and The Bank of New York, as Rights Agent (the "Rights Agent").

      The New Rights are not exercisable until the "Distribution Date," which is the earlier of (i) the date which is 10 days (or such later date as the Board of Directors may determine) after the commencement of, or first public announcement of an intention to make, a tender or exchange offer by any Person the consummation of which would result in Person becoming an Acquiring Person (defined below) or (ii) the date of the first public announcement that a Person has acquired, or obtained the right to acquire, otherwise than pursuant to a Permitted Offer (described below), beneficial ownership of 17.5% or more of the outstanding shares of Common Stock. A Person whose acquisition of shares of Common Stock causes a Distribution Date to occur pursuant to the foregoing clause (ii) is an "Acquiring Person."

      Until the Distribution Date (i) the New Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after July 23, 1999 will contain a notation referring to the New Rights associated with such shares of Common Stock, incorporating the Preferred Stock Plan by reference and
(iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the New Rights associated with the Common Stock represented by such certificates. As soon as practicable after the Distribution Date, Right Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Right Certificates alone will represent the New Rights.

      The New Rights will expire at the close of business on May 31, 2009, unless earlier redeemed by the Company as described below.

      In the event that any Person becomes an Acquiring Person (otherwise than pursuant to a Permitted Offer), the New Rights will be modified automatically so that each holder of a New Right will thereafter have, in lieu of the right to purchase shares of Preferred Stock, the right (the "Flip-In Right") to receive upon exercise of the New Right the number of shares of Common Stock which, immediately before such Acquiring Person became an Acquiring Person, had a market value equal to twice the amount of the exercise price of the New Right. Notwithstanding the foregoing, after such Person shall have become an Acquiring Person, all New Rights that are, or under certain circumstances specified in the Preferred Stock Plan were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void. A "Permitted Offer" is a tender or exchange offer which is for all outstanding shares of Common Stock at a price and on terms which the Board of Directors determines to be adequate and in the best interests of the Company, its stockholders and other relevant constituencies, other than such Acquiring Person, its affiliates and associates.

      In the event that, at any time after a Person has become an Acquiring Person, (i) the Company is acquired in a merger or other business combination in which the holders of all of the
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outstanding shares of Common Stock immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power or (ii) more than 50% of the Company's assets or earning power is sold or transferred, in either case with or to an Acquiring Person or any affiliate or associate thereof or any other Person in which such Acquiring Person, affiliate or associate has an interest or any Person acting on behalf of or in concert with such Acquiring Person (or, if in such transaction all holders of shares of Common Stock are not treated alike, any other Person), then each holder of a New Right (except New Rights which previously have become null and void as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise of the New Right, shares of common stock of the acquiring company having a value equal to twice the amount of the exercise price of the New Right. Each such holder of a New Right will continue to have a Flip-Over Right whether or not such holder exercises or surrenders the Flip-In Right, and such holder will have a successive Flip-Over Right on each occurrence of a transaction specified in the first sentence of this paragraph.

      At any time before a Person becomes an Acquiring Person, the Company may redeem the New Rights in whole, but not in part, at a price of $.001 per New Right (the "Redemption Price"). Immediately upon the action of the Board of Directors ordering redemption of the New Rights, the right to exercise the New Rights will terminate and the only right of the holders of New Rights will be to receive the Redemption Price. Notice of redemption will be given by mail to each holder of New Rights at such holder's last address on the registry books for the New Rights, or, at the Company's option, by issuing a press release and mailing payment of the redemption price to the registered holders of the New Rights.

      The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the New Rights are subject to adjustments from time to time to prevent dilution in the event of certain changes in the Preferred Stock or Common Stock or distributions of such stock or other events which would otherwise diminish the benefits intended to be afforded by the New Rights. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

      No fractional New Rights or shares of Preferred Stock or Common Stock will be issued (other than fractions of a share of Preferred Stock which are one one-thousandth of a share or an integral multiple of one one-thousandth of a share) and, in lieu thereof, a payment in cash will be made based on the market price of the New Rights, Preferred Stock or Common Stock, as the case may be, on the last trading date prior to the date of exercise of the New Rights involved.

      The dividends, liquidation and voting rights, and the non-redemption feature of the Preferred Stock are designed so that the value of the one one-thousandth of a share of Preferred Stock purchasable upon exercise of each New Right will approximate the value of one share of Common Stock. The Preferred Stock will be non-redeemable and will rank junior to all other series of the Company's Preferred Stock. Each whole share of Preferred Stock will be entitled to receive a quarterly preferential dividend of the greater of (a) $.025 per share or (b) 1,000 times the dividend declared on the Common Stock. In the event of liquidation, the holders of the
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Preferred Stock will be entitled to receive a preferential liquidation payment of $.01 per share and will also be entitled to receive, in the aggregate, a liquidation payment equal to 1,000 times the liquidation payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged for or converted into other stock or securities, cash or other property, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock.

      Prior to the Distribution Date the Board of Directors may amend any of the provisions of the Preferred Stock Plan other than to decrease the Redemption Price, increase the Exercise Price or decrease the number of one one-thousandths of a share of Preferred Stock purchasable upon exercise of a New Right. After the Distribution Date, the provisions of the Preferred Stock Plan may be amended by the Board of Directors to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of the holders of New Rights (other than holders whose New Rights have become null and void as set forth above) or to shorten or lengthen any time period under the Preferred Stock Plan; provided that no such amendment may be adopted to adjust the time period governing redemption at a time when the New Rights are not redeemable.

      Until a New Right is exercised, the holder thereof, as such, will have no right as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the New Rights will not be taxable to stockholders of the Company, stockholders may, depending upon the circumstances, recognize taxable income should the New Rights become exercisable or upon the occurrence of certain events thereafter.

      The summary description of the New Rights set forth herein does not purport to be complete and is qualified in its entirety by reference to the Preferred Stock Plan, which is filed as Exhibit 4 hereto.

REDEMPTION OF EXISTING RIGHTS AND TERMINATION OF EXISTING RIGHTS PLAN

      The Board of Directors authorized the redemption of the Existing Rights at the close of business on July 23, 1999 (the "Redemption Time") from all holders of record of such Existing Rights at the Redemption Time for the price of $0.001 per Existing Right, subject to certain conditions including that, at the Redemption Time, (i) the Preferred Stock Plan has been executed and delivered and New Rights have been issued pursuant thereto and are outstanding, and (ii) no tender or exchange offer has commenced or been announced, the consummation of which would result in any Person becoming an Acquiring Person, nor has any Person become an Acquiring Person. Upon the redemption of the Existing Rights, the Existing Rights Plan will be terminated.

ITEM 7.  EXHIBITS

----------------------------------------------------------------------------------
 EXHIBIT NO.                               DESCRIPTION
----------------------------------------------------------------------------------
      4        Form of Preferred Stock Plan, dated as of June 23, 1999, between
               OSI Pharmaceuticals, Inc. and The Bank of New York, as Rights
               Agent, including Terms of Series SRP Junior Participating
               Preferred Stock (Exhibit A thereto) Summary of Rights to Purchase
               Preferred Stock (Exhibit B thereto), and Form of Right Certificate
               (Exhibit C thereto).
----------------------------------------------------------------------------------
     99        Press release, dated June 25, 1999
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
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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 28, 1999                OSI PHARMACEUTICALS, INC.


                                       By:   /s/ Robert L. Van Nostrand
                                             -------------------------------
                                             Name: Robert L. Van Nostrand
                                             Title: Vice President and Chief
                                                    Financial Officer, Secretary
                                                    and Treasurer

                                  EXHIBIT INDEX

----------------------------------------------------------------------------------
 EXHIBIT NO.                               DESCRIPTION
----------------------------------------------------------------------------------
      4        Form of Preferred Stock Plan, dated as of June 23, 1999, between
               OSI Pharmaceuticals, Inc. and The Bank of New York, as Rights
               Agent, including Terms of Series SRP Junior Participating
               Preferred Stock (Exhibit A thereto), Summary of Rights to Purchase
               Preferred Stock (Exhibit B thereto), and Form of Right Certificate
               (Exhibit C thereto).
----------------------------------------------------------------------------------
     99        Press release, dated June 25, 1999.
----------------------------------------------------------------------------------